EXHIBIT 10.45


                ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY LEASE

                  THIS ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY LEASE is entered into this 3rd day of June, 1996, by and between INNOVATIVE ACCESSORIES, INCORPORATED, an Oklahoma corporation ("Assignor"), and LUND ACQUISITION CORP., a Minnesota corporation ("Assignee").

                              W I T N E S S E T H:

                  WHEREAS, in that Asset Purchase Agreement of even date herewith, by and between Assignor, Assignee, James A. Nett, and Ramona C. Friar (the "Agreement"), Assignor agreed to assign to Assignee all of Assignor's right, title, and interest in, to, and under the lease of real property attached as Exhibit "A" hereto (the "Real Property Lease"); and

                  WHEREAS, pursuant to the Agreement, Assignee agreed to assume and perform Assignor's obligations under the Real Property Lease accruing after the date hereof;

                  NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby grants, bargains, sells, transfers, assigns, and conveys to Assignee all of Assignor's right, title, and interest in, to, and under the Real Property Lease.

                  Assignee hereby accepts the foregoing assignment from Assignor and assumes and agrees to perform all responsibilities and obligations of tenant under the Real Property Lease accruing after the date hereof.

                  This Assignment and Assumption of Real Property Lease is made pursuant and subject to the Agreement and incorporates all of the terms and conditions therein including, without limitation, the representations, warranties, and indemnities of Assignor.

                  This Assignment and Assumption of Real Property Lease shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

                  EXECUTED AND DELIVERED the day and year first written above.

                                     INNOVATIVE ACCESSORIES, INCORPO-
                                     RATED, an Oklahoma corporation


                                     By
                                       James A. Nett, President


                                     LUND ACQUISITION CORP., a Minne-
                                     sota Corporation


                                     By
                                        Jay M. Allsup, Chief Financial
                                        Officer

STATE OF OKLAHOMA                    )
                                     ) ss.
COUNTY OF OKLAHOMA                   )


                  This instrument was acknowledged before me on May 29, 1996, by James A. Nett, as President of Innovative Accessories,
Inc., an Oklahoma corporation.


(Seal)
                                     ---------------------------------
                                     Notary Public
                                     My Commission Expires:___________



STATE OF OKLAHOMA                    )
                                     ) ss.
COUNTY OF OKLAHOMA                   )


                  This instrument was acknowledged before me on May 29, 1996, by Jay M. Allsup, Chief Financial Officer of Lund Acquisition Corp., a Minnesota corporation.


(Seal)
                                     ---------------------------------
                                     Notary Public
                                     My Commission Expires:___________